                           CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm and to the use of our report dated February 28, 1999, included in or made a part of the Prospectus of LoreCom Technologies, Inc. which is made a part of the Registration Statement (Form SB-2) of LoreCom Technologies, Inc.




May 12, 1999                                      /s/ Saxon & Knol, P.C.
                                             --------------------------------